UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: December 28, 2023

(Date of earliest event reported)

ODYSSEY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 28, 2023, Odyssey Health, Inc. formerly Odyssey Group International, Inc., a Nevada corporation (“Odyssey” the “Company”) successfully closed the Asset Purchase Agreement (the “Purchase Agreement”) with Oragenics, Inc. (“Oragenics” the “Purchaser”) which was entered into on October 4, 2023, and as further described in the Company’s Form 8-K filed with the Securities and Exchange Commission on October 5, 2023. Pursuant to the Purchase Agreement, the Company agreed to sell and assign, certain assets and certain liabilities related to a segment of Odyssey’s business focused on developing medical products that treat brain related illnesses and diseases (the “Purchased Assets”) to Oragenics in exchange for $1,000,000 in cash and 8,000,000 shares of convertible Series F Preferred Stock (“Series F Preferred Stock”), on and subject to the terms and conditions set forth therein (such transaction, the “Odyssey Asset Purchase”). The Purchased Assets include drug candidates for treating mild traumatic brain injury (mTBI), also known as concussion, and for treating Niemann Pick Disease Type C (“NPC”), as well as the Company’s proprietary powder formulation and its nasal delivery device.

The closing of the Odyssey Purchased Asset was subject to the satisfaction of customary closing conditions, which included: (1) Odyssey obtaining all required consents to the Odyssey Asset Purchase; (2) stockholders’ approval to the Odyssey Asset Purchase; (3) Oragenics shareholders’ approval of (a) the increase in the its authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; (4) no material adverse changes occurred to the Purchased Assets; (5) Odyssey waived Oragenics cash requirement at Closing; and (6) Oragenics completion of its due diligence of the Purchased Assets to its satisfaction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement incorporated by reference on Form 8-K filed on October 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: December 29, 2023	By:	/s/ Joseph Michael Redmond
Joseph Michael Redmond, President and Chief Executive Officer

2